Financial instruments fair value disclosures	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Financial instruments fair value disclosures
10. Financial instruments fair value disclosures
The Group held the following financial instruments at fair value at 30 June 2020. There are no non-recurring
fair value measurements.

Financial liabilities measured at fair value	Fair value measurements using qu oted price s in active markets (Level 1) £’000	Fair value measurements using significant observable inputs (Level 2) £’000	Fair value measurements using significant unobservable inputs (Level 3) £’000
Warrant liabilities (note 9)	—	184	35,573
Deferred consideration	—	—	1,698
Financial liabilities for which fair values are disclosed Bank loan with SVB/Kreos Capital	—	13,254	—

Total	—	13,438	37,271

There were no transfers between Level 1 and Level 2 during 2020.
Except for the loan notes in the table below, the management of the Group assessed that the fair values of cash and short-term deposits, other receivables, trade payables, and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.

Financial liabilities	At Book Value: Six months to June 30, 2020 Unaudited £’000	Six months to June 30, 2019 Unaudited £’000	Year ended December 31, 2019 Audited £’000	At Fair Value: Six months to June 30, 2020 Unaudited £’000	Six months to June 30, 2019 Unaudited £’000	Year ended December 31, 2019 Audited £’000
Loan Notes	11,565	—	—	13,114
The movements for level 3 instruments during the period are detailed in the table below:

	Provision for contingent consideration £’000	Provision for deferred consideration £’000	Warrant £’000
At beginning of period	354	1654	—
Arising during the period	—	44	4,080
Movement during the period	(354)	—	31,493

At end of year/period	—	1,698	35,573

The Warrant liability is estimated using a Black Scholes model, taking into account appropriate amendments to inputs in respect of volatility, remaining expected life of the warrants, cost of capital, probability of success and rates of interest at each reporting date.
The fair value of the provision for deferred cash consideration is estimated by discounting future cash flows using rates currently available for debt on similar terms and credit risk. In addition to being sensitive to a reasonably possible change in the forecast cash flows or the discount rate, the fair value of the deferred cash consideration is also sensitive to a reasonably possible change in the probability of reaching certain milestones. The valuation requires management to use unobservable inputs in the model, of which the significant unobservable inputs are disclosed in the tables below. Management regularly assesses a range of reasonably possible alternatives for those significant unobservable inputs and determines their impact on the total fair value.
At June 30, 2020, the Group estimates the fair value of the contingent consideration liability to be £nil. An amount of £354,000 was paid during the period relating to the Navi milestone received. The estimated contingent consideration payable is based on a risk-adjusted, probability-based scenario. Under this approach the likelihood of future payments being made to the former shareholder
s
of OncoMed under the CVR arrangement is considered. The estimate could materially change over time as the development plan and subsequent commercialization of the Navi product progresses.

	Valuation technique	Significant unobservable inputs	Input range (weighted average)	Sensitivity of the input to fair value

Provision for deferred cash consideration	DCF	WACC	2020: 15.3%	1% increase would result in a decrease in fair value by £33,000.

		WACC	2019: 15.3%	1% decrease would result in an increase in fair value by £38,000

		Probability of success	2020: 15.8%–95%	10% increase would result in an increase in fair value by £0.3 million

		Probability of success	2019: 15.8%–95%	10% decrease would result in a decrease in fair value by £0.4 million

Contingent consideration liability	DCF	Ongoing uncertainty in the clinical development of the Navi product. Regulatory approval and commercialisation risks.	Not applicable
Total potential payments future payments relating to the contingent consideration liability on a gross, undiscounted basis are approximately $80.0 million.
Sensitivity of the input to fair value is primarily driven by uncertainty in the clinical development of the Navi product. Future potential payments under the CVR arrangement are contingent on i) future development milestones and ii) future sales of the Navi product, following regulatory approval and commercialisation. In January 2020 the company entered into the licence agreement as detailed in note 4.
Although pursuant to the licence agreement the company is entitled to additional payments of up to $300 million, there is still significant uncertainty that exist in respect of any milestone and royalty payments under the licence agreement.

Warrant Liability related to the PIPE	Black- Scholes model	Expected volatility	2020: 61.5%
Volatility was estimated by reference to the
30-day
historical volatility of the historical share price of the company.

If the volatility is increased to 66%, the carrying value of the warrants as of 30 June 2020 would increase to £37,401,035.

Valuation of level 3 items carried at fair value
The Company finance department perform the valuations of level three fair values for the warrants and embedded derivative. This team reports directly to the Interim Chief Financial Officer. Discussions of valuation processes and results are held between the Interim Chief Financial Officer and the valuation team at each reporting date. As part of these discussions, the team presents analysis to explain the reasons for changes in fair value measurements. The Interim Chief Financial Officer reports key changes in fair value to the Board in the monthly finance report and any changes to the valuation methodology are reported to the Audit Committee through update papers when any changes are anticipated or have been made due to changes in the business.
The directors consider that the carrying value amounts of financial assets and financial liabilities recorded at amortised cost in the financial statements are approximately equal to their fair values.